UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-12350	47-1890509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

At the Special Meeting of Stockholders of Signal Bay, Inc. (the “Company”) held on August 30, 2017 (the “Special Meeting”), further described in Item 5.07 of this Current Report, the stockholders of the Company approved proposals: (i) to approve an amendment to the Company’s Restated and Amended Articles of Incorporation (“Charter”), at the discretion of the Company’s Board of Directors (the “Board”), to change the name of the Company to “EVIO, Inc.” (the “Name Change”); (ii) to approve an amendment to the Company’s Charter to reduce the number of authorized shares of common stock from 3,000,000,000 to 1,000,000,000, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting and authorize any other action deemed by the Board to be necessary in connection therewith, all without further approval or authorization of our stockholders (the “Authorized Share Reduction”); (iii) to approve an amendment to the Company’s Charter to effect a reverse stock split of all of the outstanding shares of the Company’s common stock at a ratio between one-for-100 and one-for-250, to be determined at the sole discretion of the Board, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by the Board to be necessary in connection therewith, all without further approval or authorization of the Company’s stockholders (the “Reverse Split”); (iv) to authorize an amendment to the Company’s Charter to provide that any action of stockholders that would otherwise require a stockholders’ meeting may be taken by the written consent of the required minimum number of stockholders without a meeting pursuant to Section 7-107-104 of the Colorado Revised Statutes (the “Written Consent Authorization”); and (v) to approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals.

Thereafter, on August 31, 2017, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Colorado, to effect the Name Change, the Authorized Share Reduction and the Written Consent Authorization and to implement the Reverse Split at a ratio of 1-for-100. The aforementioned amendments will be effective as of 12:01 a.m. (Eastern Time) on September 6, 2017, and the Company’s common stock will begin trading on the OTCQB on a post-split basis on September 6, 2017 under the symbol “SGBYD” for a period of twenty days, the symbol will change to “EVIO” on October 3, 2017.

As a result of the Reverse Split, every 100 shares of the Company’s issued and outstanding common stock, par value $0.0001, will be converted into 1 share of common stock, par value $0.0001, reducing the number of issued and outstanding shares of the Company’s common stock from approximately 1 billion to approximately 10.2 million. The Company’s transfer agent, Pacific Stock Transfer (“Pacific”), will provide instructions to stockholders of record regarding the process for exchanging shares. The Reverse Split did not alter the par value of the Company’s common stock or modify any voting rights or other terms of the common stock.

No fractional shares will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of pre-reverse stock split shares of the Company’s common stock not evenly divisible by 100, in lieu of a fractional share, will be rounded up to the nearest whole share.

Stockholders who wish to hold paper certificates may obtain such certificates upon request to Pacific. All book-entry or other electronic positions representing issued and outstanding shares of the Company’s common stock will be automatically adjusted. Those stockholders holding common stock in “street name” will receive instructions from their brokers.

In addition, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding stock options and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plan will be reduced proportionately.

The new CUSIP number for the Company’s common stock following the Reverse Split is 30051V106. Following the effective time of the Reverse Split, the Company will have a total of 10,211,691 shares of common stock outstanding.

The above description of the Certificate of Amendment, the Name Change, the Authorized Share Reduction, the Written Consent Authorization and the Reverse Split is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, as filed with the Secretary of State of the State of Colorado on August 31, 2017 and incorporated herein by reference.

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ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On August 30, 2017, the Company held the Special Meeting at the Company’s offices, located at 871 Coronado Center Dr, Suite 200, Henderson, NV 89052. The following items of business were considered and voted upon at the Special Meeting: (i) the Name Change; the (ii) Authorized Share Reduction; (iii) the Reverse Split; (iv) the Written Consent Authorization; and (v) a proposal to adjourn the Special Meeting, if necessary, to continue to solicit votes on the above proposals.

The number of votes outstanding able to be cast at the Special Meeting was 1,008,021,968. The number of shares of common stock present or represented by valid proxy at the Special Meeting was 421,224,956. The total number of votes outstanding, including votes cast by holders of Series B, Series C and Series D stock at ratios of 1:100; 1:500 and 1:250, respectively was 1,959,814,468. The total number of votes present or represented by valid proxy at the Special Meeting was 1,037,914,456. All matters submitted to a binding vote of stockholders at the Special Meeting were approved. The proposals were approved based on the voting results as follows:

Proposal 1: Approve an amendment to the Company’s Charter, at the discretion of the Board, to change the name of the Company to “EVIO, Inc.”.

Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
1,033,102,476	3,826,218	985,762	0

Proposal 2: Approve an amendment to the Company’s Charter to reduce the number of authorized shares of common stock from 3,000,000,000 to 1,000,000,000, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by the Board to be necessary in connection therewith, all without further approval or authorization of the Company’s stockholders.

Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
1,016,889,901	21,040,193	1,534,362	0

Proposal 3: Approve an amendment to the Company’s Charter to effect a reverse stock split of all of the outstanding shares of the Company’s common stock at a ratio between one-for-100 and one-for-250, to be determined at the sole discretion of the Board, subject to the Board’s discretion to abandon such amendment at any time within 12 months following the Special Meeting; and authorize any other action deemed by the Board to be necessary in connection therewith, all without further approval or authorization of the Company’s stockholders.

Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
990,782,352	45,563,116	1,568,988	0

Proposal 4: Authorize an amendment to the Company’s Charter to provide that any action of stockholders that would otherwise require a stockholders’ meeting may be taken by the written consent of the required minimum number of stockholders without a meeting pursuant to Section 7-107-104 of the Colorado Revised Statutes.

Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
1,003,224,215	31,925,036	2,765,205	0

Proposal 5: Approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes on the above proposals.

Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
1,008,442,926	26,404,479	3,067,051	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNAL BAY, INC.

Date: September 6, 2017	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	Chief Executive Officer

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